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                                  FORM 8-K
                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

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             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


                    Date of  Report:   November 26, 1996


                                MAXXAM INC.
           (Exact name of Registrant as Specified in its Charter)



                                  DELAWARE
               (State or other jurisdiction of incorporation)



                                   1-3924
                          (Commission File Number)



                                 95-2078752
                  (I.R.S. Employer Identification Number)





       5847 SAN FELIPE, SUITE 2600                   77057
             HOUSTON, TEXAS                       (Zip Code)
         (Address of Principal
           Executive Offices)



   Registrant's telephone number, including area code: (713) 975-7600





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

ITEM 5.   OTHER EVENTS.

         Attached hereto as Exhibit 99 is a press release dated November 26, 1996 pursuant to which MAXXAM Inc. announced a possible private placement of debt securities by a newly formed wholly owned subsidiary, MAXXAM Group
Holdings Inc.   MAXXAM Inc. would be the guarantor of such debt securities.
This press release is being filed with the Securities and Exchange Commission pursuant to Rule 135c under the Securities Act of 1933.



                                SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             MAXXAM Inc.
                                            (Registrant)



Date:  December 10, 1996           By:     TERRY L. FREEMAN
                                       -----------------------
                                           Terry L. Freeman
                                         Assistant Controller